Member Conference Call: Fourth Quarter and Year-end 2022 Feb. 28, 2023 Exhibit 99.1

Agenda State of FHLBank Pittsburgh Winthrop Watson, President and CEO Financial Review Ted Weller, Chief Accounting Officer Performance Highlights and Outlook; Important Dates David Paulson, Chief Operating Officer Closing Remarks and Member Questions Winthrop Watson

Cautionary Statement Regarding Forward-Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, the discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on FHLBank’s LIBOR-based financial products, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions, including those relating to environmental, social and governance matters; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the Federal Home Loan Bank (FHLBank) System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cyber-security risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason.

State of FHLBank Pittsburgh The Pittsburgh cooperative is strong Throughout 2022, member demand for advances continued to increase

State of FHLBank Pittsburgh Dividend increased from prior quarter: 7.95% annualized on activity stock 4.00% annualized on membership stock Community product awards totaled $33.6 million Board update The Federal Housing Finance Agency (FHFA), continues their comprehensive review of the FHLBank System: Stakeholder feedback has been garnered through: Listening sessions Regional roundtable discussions Written submissions Thank you to our stakeholders who have already participated Negative tangible capital

Financial Review

Financial Highlights – Statement of Income (in millions)

Financial Highlights – Selected Balance Sheet (in millions) (in millions)

Capital Requirements

Performance Highlights and Outlook; Important Dates

2022 Business Highlights Advance balances closed at $69.2 billion Letter of credit (LC) balances at $22.1 billion Mortgage Partnership Finance® (MPF®) Program portfolio totaled $4.5 billion; YTD fundings of $553.0 million Nearly $34 million awarded for 2022 community products "Mortgage Partnership Finance“ and "MPF" are registered trademarks of the Federal Home Loan Bank of Chicago.

Credit Product Trends Advances Letters of Credit MPF Program

2022 Community Product Impact

FHLBank offers a number of products, both mandatory and voluntary, to support its public policy mission of making funds available for housing and economic development in its communities

These initiatives include mandatory AHP, loan products, and discretionary grants and contributions.

Through these programs, FHLBank awarded $33.6 million[1] during 2022.

Affordable Housing Program

- $8.9 million[2] awarded
- $55.4 million requested

First Front Door

- $6.5 million[2] awarded
- Committed in eight weeks

Community Lending Program

- $2.6 billion pool of advances at the Bank's cost of funds

Banking On Business

- $6.5 million[2] committed including BOBIE
- Committed in 10 weeks

Voluntary Housing Grant Initiative

- $10.1 million granted

Home4Good

- $1.5 million granted
- State HFAs[3] granted $2.0 million for a total of $3.5 million

Blueprint Communities®

- $100,000 granted
- Supported six communities in West Virginia

[1]Excludes HFA contributions to Home4Good and does not include awards under the Community Lending Program.
[2]Includes fallout from current and prior rounds.
[3]FHLBank offers Home4Good in partnership with three state Housing Finance Agencies (HFAs): the Delaware State Housing Authority, the Pennsylvania Housing Finance Agency and the West Virginia Housing Development Fund.
"Blueprint Communities" is a registered service mark of the Federal Home Loan Bank of Pittsburgh.

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Looking Forward Operating environment may be impacted by business drivers: Members’ advance demand Short-term interest rates Mortgage-backed security and MPF Program purchases and paydowns Disciplined expense management over time FHLBank management and the Board continue to evaluate the 2023 dividend approach: Future dividends will be subject to market conditions and the FHLBank’s results of operations Our intent is to continue to provide meaningful shareholder return; future dividend rates may not correspond directly with the pace of interest rate changes We will continue to use this forum to communicate dividend expectations The above reflects forward-looking information based on management’s expectations regarding economic and market conditions, and FHLBank’s financial condition and operating results. Refer to Cautionary Statement Regarding Forward-Looking Information on slide 3 of this presentation. Any expected increase in dividends is not a guarantee or commitment regarding the payment or level of dividends.

Historical Dividend Rate and Spread to Fed Funds Dividend represents the weighted-average yield for membership and activity stock dividends.

Important Dates/Events Community investment product availability: March 15 - First Front Door (FFD) April 12 - Banking On Business (BOB) and Banking On Business Inclusion and Equity (BOBIE) fund June 28 - Affordable Housing Program (AHP) June 28 - Voluntary housing grant initiative TBD - Home4Good (H4G) Member reporting: March 15 - Annual minimum stock certification begins April 3 - Community Support Statement submission to the FHFA begins May 15 - 1Q 2023 Qualifying Collateral Report (QCR) due Member appreciation events: June 5 - Laurel Valley Golf Club June 26 - Philadelphia Country Club

Member Questions

Contact Us Business Development Managers Jeff Acquafondata (MPF Program) jeffa@fhlb-pgh.com Fred Bañuelos (Community Investment) fred.banuelos@fhlb-pgh.com Fred Duncan fred.duncan@fhlb-pgh.com Megan Krider (Community Investment) megan.krider@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com Leadership Winthrop Watson winthrop.watson@fhlb-pgh.com Dave Paulson david.paulson@fhlb-pgh.com Mark Evanco mark.evanco@fhlb-pgh.com www.fhlb-pgh.com @FHLBankPgh FHLBank Pittsburgh Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 or member.services@fhlb-pgh.com